ACCOUNT TRANSFER AND PURCHASE AGREEMENT


This Account Transfer Agreement (this "Agreement") is dated this 22nd day of September, 1997, and is between KBK Financial, Inc., a Delaware corporation authorized to do business in Texas and doing business as HER/KBK Acceptance Corporation ("KBK"), H.E.R.C. PRODUCTS INCORPORATED, a Delaware corporation, and H.E.R.C. CONSUMER PRODUCTS, INC., an Arizona corporation (collectively referred to herein as "Seller"). This Agreement shall become effective as of the day it is accepted in the State of Texas by KBK as indicated at the end hereof by the date and signature on behalf of KBK.

         WHEREAS, KBK is in the business of purchasing accounts receivable ("accounts"); and

         WHEREAS, Seller desires, from time to time during the term of this Agreement, to sell accounts to KBK; and

         WHEREAS, the parties hereto desire to enter into this Agreement to govern the purchase and sale of accounts;

         NOW THEREFORE, in consideration of the premises, the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Offer of Accounts. At its election from time to time during the term of this Agreement, Seller agrees to offer for sale to KBK certain of its accounts arising out of sales of goods, or services rendered, by Seller, and to sell to KBK on the terms set forth in this Agreement such of the offered accounts as KBK may accept for purchase in the State of Texas. KBK shall have the absolute right in its sole discretion to reject any or all offered accounts, whether or not KBK has previously purchased accounts of any particular account debtor hereunder. The parties agree that, without the prior consent of KBK, the maximum Gross Amount (as defined below) of accounts that KBK may purchase hereunder at any time, together with the Gross Amount of accounts previously purchased by KBK from Seller hereunder which then remain outstanding, will not exceed Six Hundred Thousand and No/100 Dollars ($600,000.00) (the "Facility Amount"). KBK's consent to purchase accounts in excess of such amount may be evidenced by KBK's acceptance for purchase of such offered accounts.

2. Purchase and Sale of Accounts. Each account purchase by KBK hereunder shall be purchased by KBK without recourse against Seller. All losses incurred by KBK from the financial inability of the applicable account debtor to pay such account over and above any and all Residual Payments (as hereinafter defined) and Reserve (as hereinafter defined) amounts offset shall be borne solely by KBK; provided, however, that nothing in this Agreement shall be construed to relieve Seller from liability for any breach by Seller of any representation, warranty, or agreement of Seller contained herein. Notwithstanding any provision in this Agreement to the contrary, it is contemplated by and the intention of the parties hereto that accounts of Seller may be considered and purchased as one account (herein a "batch") and the terms "account" and "accounts" as used herein may also refer to and mean a "batch" or "batches," as the case may be.

         In connection with each offer of accounts to KBK, Seller agrees to deliver to KBK a written assignment of such accounts, together with a copy of all invoices relating to such accounts, and evidence of delivery of the related goods or performance of the related services (and, if requested, the original purchase orders from the applicable customers), all in a form reasonably satisfactory to KBK. In order for an account to be eligible for purchase by KBK, the related invoice must set forth, as the sole address for payment, the following post office box: P.O. Box 52849, Phoenix, Arizona 85072-2849 ("Authorized Remittance Address") (or, upon notice from KBK, another post office box of KBK) and, in the case of payments to be effected by wire transfer or other electronic means, the related invoice must set forth, as the sole bank account for such payment, a bank account of KBK (or a third party designated by KBK) designated by KBK from time to time (except in each case as otherwise agreed in writing by KBK). KBK's acceptance for purchase of offered accounts shall be evidenced by KBK's tendering of the Initial Payment (as hereinafter defined) to Seller or otherwise delivering to Seller a schedule of accounts accepted for purchase by KBK. Seller's transference of offered accounts shall not be effective as to any accounts not accepted for purchase by KBK.

         Seller hereby sells, transfers, assigns and otherwise conveys to KBK (as a sale by Seller and a purchase by KBK, and not as security for any indebtedness or other obligation of Seller to KBK) all right, title and interest of Seller in and to all accounts accepted by KBK for purchase hereunder, together with all related rights (but not obligations) of Seller with respect thereto, including all contract rights, guarantees, letters of credit, liens in favor of Seller, insurance and other agreements and arrangements of whatever character from time to time supporting or securing payment of such accounts and all right, title and interest of Seller in any related goods, including Seller's rights and remedies under Article 2, Part 7 of the applicable Uniform Commercial Code ("UCC"). The foregoing sale, transfer, assignment and conveyance does not constitute and is not intended to result in an assumption by KBK of any obligation of Seller or any other person in connection with the accounts or related rights or under any agreement or instrument relating thereto. Seller agrees to execute and deliver such bills of sale, assignments, letters of credit, notices of assignment, financing statements (including continuation statements) under the applicable UCC and other documents, and make such entries and markings in its books and records, and to take all such other actions (including the negotiation, assignment or transfer of negotiable documents, letters of credit or other instruments) as KBK may request to further evidence or protect the sales and assignments of accounts and related rights to KBK hereunder, as well as KBK's interest in any returned goods referred to in Section 7 hereof.

3. Terms of Accounts. Except as otherwise may be agreed to in writing by KBK from time to time, the terms of sale offered by Seller to its account debtors with respect to all accounts offered to KBK for purchase hereunder shall be NET 30 DAYS. After an account has been purchased by KBK, Seller shall not have the right to vary the terms of sale set forth in the invoice relating to such account, or any other aspect of the account, except in Seller's capacity as agent for KBK for purposes of collection of accounts purchased by KBK as set forth in
         Section 8 hereof, and then only with the prior written consent of KBK.

4. Purchase Price. The purchase price for each account purchased hereunder shall consist of and be paid by the Initial Payment and the Residual Payment. The Initial Payment shall be payable by KBK to Seller on the business day that KBK accepts for purchase the related account, and the Residual Payment shall be payable by KBK to Seller within five business days after KBK receives and deposits the proceeds of collection for the subject account in an amount equal to the Net Amount (as hereinafter defined) of such account (subject to KBK's right to withhold payment of Residual Payments hereunder, and subject to KBK's right to withhold, offset, and charge each as described below).


         "Initial Payment" means Eighty percent (80%) of the Gross Amount of an account. "Gross Amount" of an
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         account  means the gross face  Amount  payable  pursuant to the related invoice. "Net Amount" of an account means the Gross Amount of such account, less all discounts, deductions and allowances. "Residual
         Payment" with respect to an account means the aggregate amount collected with respect to such account, less the sum of (i) the Initial Payment with respect to such account, (ii) the KBK Discounts (as hereinafter defined), (iii) any and all attorneys' fees and other costs of collection.

5. Fixed and Variable Discounts. "Fixed Discount" means a discount of One percent (1.0%) of the Gross Amount of such account. "Variable Discount" means a discount computed on the Initial Payment and accruing on the basis of actual days elapsed from the date of Initial Payment until and including five business days after KBK receives and deposits the proceeds of collection of such account at a per annum rate equal to KBK's Base Rate (as hereinafter defined) in effect on the date of purchase of such account plus Two percent (2.0%) per annum; provided however, in no event shall the Variable Discount with respect to any account purchased hereunder be less than seven percent (7.0%) per annum. "Base Rate" means that per annum variable rate (expressed as a per annum percentage based on a year consisting of 360 days) determined from time to time by KBK without notice to Seller as KBK's Base Rate for purposes of calculating variable discounts under KBK's account transfer agreements. The Fixed Discount and the Variable Discount shall be collectively referred to herein as the "KBK Discounts." The KBK Discounts may be subject to one or more adjustments during the term of this Agreement if a Performance Based Pricing Addendum is attached hereto. If a Performance Based Pricing Addendum is attached hereto, it is then made a part hereof as though fully written herein.

6. Reserve. In the event that KBK believes Seller has breached any material representation, warranty, covenant or agreement contained herein (including, without limitation, in the event an account purchased by KBK becomes a Disputed Account as hereinafter defined), any account is not paid in full within 90 days from the date of purchase of such account, or KBK deems itself insecure hereunder, KBK may at its election, withhold and accumulate the payment of the Residual Payments ("Reserve") with respect to any or all accounts purchased hereunder to the extent necessary to maintain a Reserve in an amount up to the sum of (a) the total Initial Payments made by KBK with respect to accounts purchased by KBK hereunder which remain uncollected, plus (b) the total of the KBK Discounts with respect to such accounts and (c) such other amounts which may become due by Seller to KBK hereunder or under any other agreement. Seller hereby authorizes KBK to offset and charge any and all amounts for which Seller or the Reserve may be obligated to pay to KBK pursuant to the terms of this Agreement against the Reserve, and at KBK's election, against any funds of Seller in the possession or control of KBK, from whatever source. However, if, on any business day that KBK regularly makes a payment to Seller for accounts purchased, none of the foregoing conditions exists and no other breach of this Agreement by Seller exists, then KBK shall distribute to Seller the Residual Payments then due and all funds it then has on hand that it has collected from accounts that KBK has not then purchased.

7. Certain Security. For the purpose of securing KBK (a) in the payment of any and all sums of money that may become due and owing KBK from Seller by reason of this Agreement, and (b) in the performance by Seller of Seller's obligations hereunder, Seller hereby grants to KBK a security interest in (i) all of Seller's present and future inventory, accounts, account and contract rights, contracts, drafts, acceptances, documents, instruments, chattel paper, deposit accounts, general intangibles and all products and proceeds therefrom, including all returned or repossessed goods, as well as all books and records pertaining to all of the foregoing, (ii) all amounts due as Residual Payments or withheld by KBK as the Reserve pursuant to Section 6 hereof and (iii) all money and other funds of Seller now or hereafter in the possession, custody, or control of KBK, from whatever source. Seller agrees to execute and deliver such financing statements under the applicable UCC and other documents, and make such entries and markings in its books and records and to take all such other actions, as KBK may request to further evidence, perfect, preserve or protect the security interest granted to KBK hereunder. KBK shall have all rights and remedies in respect of the lien and security interest herein granted to KBK hereunder. KBK shall have all rights and remedies in respect of the lien and security interest herein granted as are provided in this Agreement, the UCC and other applicable law, including the right at any time, before or after any default by Seller of any of its obligations hereunder, to notify account debtors and obligors on instruments to make payment to KBK (or its designee) and to take control of proceeds to which KBK is entitled, and to apply proceeds to (in addition to other obligations of Seller to KBK) the reasonable attorneys' fees and legal expenses incurred by KBK in connection with the disposing of collateral or the other exercise of rights and remedies by KBK.

                  In the event a security interest has heretofore been granted and given to KBK by Seller in a prior agreement(s) or document(s) to secure certain obligations, then, in such event, and notwithstanding anything in this Agreement to the contrary, including Section 23 hereof, the lien and security interest herein granted and given to KBK is in renewal and extension, and not in extinguishment of, all such prior liens and security interests and are valid and subsisting liens and security interests to secure all prior, existing, and new obligations of Seller to KBK hereunder and under any such prior agreements, which obligations are likewise herein renewed and extended, in any manner, including any action required in connection with or by virtue of the United States Bankruptcy Code (the "Bankruptcy Code").

8.       Servicing.  KBK  hereby  appoints  Seller  as  servicing  agent for KBK
         ("Servicer") for the purpose of expediting the payment of accounts purchased by KBK hereunder which become past due. Servicer agrees to maintain an active, on-going and regular dialogue with each Account Debtor. Servicer further agrees to utilize all powers, influences and rights and take every action within its control in accordance with its customary practices and applicable law to expedite the collection of the accounts purchased by KBK which become past due and direct such payments in specie exclusively to the Authorized Remittance Address. Seller will furnish to KBK, upon request, any and all papers, documents, and records in its possession or control related to accounts purchased by KBK hereunder, or related to Seller's business relationship with the respective account debtors, and agrees to cooperate fully with KBK in all matters related to collection of accounts purchased by KBK hereunder. KBK reserves the right to terminate such servicing relationship at any time with or without cause and without notice to Servicer.

         Seller authorizes KBK to forward directly to account debtors statements or invoices on accounts purchased by KBK hereunder, and to request payment at such address or to such bank account as may be designated by KBK. Seller agrees that, if any payment is made to Seller on any account purchased by KBK from Seller hereunder, Seller (i) will hold such payment in trust for KBK, (ii) will not commingle such payment with any funds of Seller, and (iii) will deliver such payment to KBK, in the exact form received, by the close of business on the next business day following receipt thereof by Seller. If any goods relating to an account purchased by KBK hereunder shall be returned to or repossessed by Seller, Seller shall give prompt notice thereof to KBK and shall hold such goods in trust for KBK, separate and apart from Seller's own property, and such goods shall be owned solely by KBK and be subject to KBK's direction and control. Seller shall properly store and protect such goods and agrees to cooperate fully with KBK in any subsequent disposition thereof for the benefit of KBK.
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         Seller authorizes to collect, sue for and give releases for in the name of Seller or KBK in KBK's sole discretion, all amounts due on accounts sold to KBK hereunder. Seller specifically authorizes KBK to endorse, in the name of Seller, all checks, drafts, trade acceptances or other forms of payment tendered by account debtors in payment of accounts sold to KBK hereunder and made payable to Seller. KBK shall have no liability to Seller for any mistake in the application of any payment received with respect to any account, IT BEING THE SPECIFIC INTENT OF THE PARTIES HERETO THAT KBK SHALL HAVE NO LIABILITY HEREUNDER FOR ITS
         OWN  NEGLIGENCE   except  for  its  own  gross  negligence  or  willful
         misconduct. Seller hereby waves notice of nonpayment of any account sold to KBK hereunder, as well as any and all other notices with respect to such accounts, demands or presentations for payment, and agrees that KBK may extend or renew from time to time the payment of, or vary or reduce the amount payable under or compromise any of the terms of, any account purchased by KBK, in each case without notice to or the consent of Seller. Seller further authorizes KBK (or its designee) to open and remove the contents of any post office box of Seller of KBK (or its designee) which KBK believes contains mail relating to accounts, and in connection therewith or otherwise, to receive, open and dispose of mail addressed to Seller which KBK believes may relate to accounts, and in order to further assure receipt by KBK (or its designee) of mail relating to such accounts, to notify other parties including customers and postal authorities to change the address for delivery of such mail addressed to Seller to such address as KBK may designate. KBK agrees to use reasonable measures to preserve the contents of any such mail which does not relate to accounts purchased hereunder and to deliver same to Seller (or, at the election of KBK, to notify Seller of the address where Seller may take possession  of  such  contents;  provided,  if  Seller  does  not  take possession o f such contents within 30 days after notice from KBK to take possession thereof, KBK may dispose of such contents without any liability to Seller). Seller hereby irrevocably appoints KBK (and any employee, agent or other person designated by KBK, any of whom may act without joinder of the others) as Seller's attorneys-in-fact and agents, in Seller's name, place and stead, to take all actions, execute
         and  deliver  all  notices,   negotiate  such   instruments  and  other
         documents, as may be necessary or advisable to permit KBK (or its designee) to take any and all of the actions described in this paragraph or to carry out the purpose and intent thereof, as fully and for all intents and purposes as Seller could itself do, and hereby ratifies and confirms all that said attorneys-in-fact and agents may door cause to be done by virtue hereof. This power of attorney is irrevocable and deemed coupled with an interest.

         9. Representations and Warranties of Seller. Seller hereby represents and warrants to KBK with respect to each account offered by Seller to KBK hereunder that (i) Seller is the sole owner of such account, which account is free and clear of any liens (other than the lien granted by Seller to InterEquity Capital Partners, L.P. which is subordinate to KBK's lien), claims, or encumbrances whatsoever, and upon each purchase by KBK of such account, KBK will own such account free and clear of any liens, claims, or encumbrances whatsoever and the consideration received by Seller from KBK, for such account is fair and adequate,
         (ii) Seller is the sole obligee under such account, and has full power and is duly authorized to sell, assign, and transfer such account to KBK hereunder, and the date of sale of such account is not more than 30 days after the date of the original invoice relating to such account,
         (iii) Seller has no knowledge of any fact which would lead it to expect that, at the date of sale of such account to KBK, such account will not be paid in the full stated amount when due, (iv) such account arises out of a bona fide sale of conforming goods or the bona fide rendition of services by Seller, and all underlying goods have been delivered to the account debtor, or all underlying services have been rendered by Seller, in complete fulfillment of all of the terms and conditions of a fully executed, delivered, and unexpired contract with the account debtor, and the account debtor has accepted the goods or services to which the account relates, (v) such account is denominated and payable only in United Sates dollars and constitutes the legal, valid and binding payment obligation of the account debtor, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally), (vi) such account is current and not past due as of the date of purchase by KBK, (vii) such account has not been paid by or on behalf of the account debtor in whole or in part, and is not and will not be subject to any dispute, decision, set-off, recoupment, defense or claim by the account debtor, whether relating to price, quality, quantity, workmanship, delay in delivery, set off, counterclaim or otherwise, and the account debtor has not and will not claim any defense of any kind or character (other than bankruptcy or insolvency arising after the date of sale of such account to KBK hereunder) against payment of such account, and (viii) as of the date of purchase by KBK of such account, the account debtor with respect to such account is located (within the meaning of Section 9-103 of the applicable UCC) and has its principal executive offices within the United States. Seller further represents and warrants to KBK that (a) the execution, delivery and performance of this Agreement by Seller have been duly authorized and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally), (b) Seller is not a debtor in any bankruptcy proceedings, insolvent, undergoing composition or adjustment of debts or unable to make payment of its obligations when due and no petition in bankruptcy has been filed by or against Seller, nor has Seller or any Affiliate filed any petition seeking an adjustment of its debts or for any other relief under the Bankruptcy Code, and no application for appointment of a receiver or trustee for all or a substantial part of the property of Seller is pending, nor has Seller made any assignment for the benefit of creditors, (c) Seller is not in default of any debt or obligation to KBK, any other lender or other creditor, and (d) Seller's principal place of business, chief executive office, the location where all records concerning its books of account and contract rights are kept, and (except any additional locations listed on Schedule A attached hereto) the sole location of any property subject to the security interest granted herein is its "Address for Notices" set forth on the signature page hereon. Seller agrees not to change the location of its principal place of business or chief executive office, the location where its records concerning its books of account or contract rights are kept, or the location of any property subject to the security interest granted herein, without giving at least 15 days advance written notice thereof to KBK pursuant to Section 20 herein. Seller does business under no trade or assumed names except as may be listed on Schedule A attached hereto.

         Each representation and warranty of Seller contained in this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of each sale of accounts to KBK hereunder.

         Seller agrees to indemnify and hold all Indemnified Persons (as hereinafter defined) harmless against any breach by Seller of any representation, warranty, or agreement of Seller contained in this Agreement, and against any claims or damages arising out of the manufacture, sale, possession or use of, or otherwise relating to, goods, or the performance of services, associated with or relating to accounts or related rights purchased (or with respect to which a security interest is granted) hereunder. The term "Indemnified Persons" shall mean KBK and its officers, directors, shareholders, employees, attorneys, representatives, agents, Affiliates, successors and assigns.

         Seller agrees to notify KBK immediately of any breach by Seller of any representation, warranty or agreement of Seller contained herein or should any representation, warranty or agreement made herein become untrue or false at any time. Seller further agrees to notify KBK immediately of the assertion by any account debtor of any dispute or other claim (including any defense or offset asserted by any account debtor) with respect to any
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         account sold to KBK hereunder,  or with respect to any related goods or services ("Disputed Accounts"). Upon KBK's request, Seller agrees to settle, at its own expense and for the benefit of KBK, all such Disputed Accounts; provided that any such settlement shall be made only with the prior written consent of KBK. Unless KBK is advised in writing by Seller to the contrary, any account that has not been approved by the account debtor within seventy-five (75) days from the date of the invoice upon which the account is based, shall be deemed to be a Disputed Account. As to any Disputed Account, KBK shall have the right, in its sole discretion, (i) to settle at the expense of Seller (including all attorneys' fees and expenses of KBK) and for the benefit of KBK any such dispute or claim upon such terms as KBK may in its sole discretion deem advisable of (ii) to assign the related account to Seller, without recourse to KBK, and charge any unpaid balance with respect thereto (up to the amount of the Initial Payment with respect thereto and KBK's Discounts through the date of such charge with respect thereto) against the Reserve or deduct such unpaid balance from any Initial Payments or against any money or other funds of Seller in the possession, custody or control of KBK, from whatever source. Seller agrees that, in lieu of KBK charging any such unpaid balance against the Reserve, Initial Payments or against such other funds, KBK may require Seller to pay (and Seller hereby agrees to pay) to KBK on demand any such unpaid balance. An account with respect to which the account debtor has asserted an Insolvency Claim is not a Disputed Account. As used herein, "Insolvency Claim" means any defense or other claim by an account debtor with respect to an account sold to KBK hereunder arising solely out of the bankruptcy or insolvency of the account debtor or the financial inability of the account debtor to pay, if Seller has not breached its representation contained in clause (vi) of the first paragraph of this Section. Notwithstanding anything herein to the contrary, KBK shall have the right to charge all accounts not paid because of an Insolvency Claim against the Reserve and such charge shall have priority over ad be paid before any Disputed Account charge.

         Seller agrees to maintain the additional covenants set forth in the Addendum attached hereto.

10. Financial Statements. Seller represents and warrants that all financial and other information provided by Seller to KBK in connection with or in Seller's application to KBK or to induce KBK to enter into this Agreement is true, complete and correct in all material respects. Seller agrees to furnish to KBK (i) within 90 days after the last day of each fiscal year of Seller, a consolidated statement of income and a consolidated statement of cash flows of Seller for such fiscal year, and a consolidated balance sheet of Seller as of the last KBK, together with a copy of any report to management delivered to Seller by such accountants in connection therewith, and (ii) within 45 days after the last day of each fiscal quarter of Seller, an unaudited consolidated statement of income and statement of cash flows of Seller for such fiscal quarter, and an unaudited consolidated balance sheet of Seller as of the last day of such fiscal quarter. Seller, represents and warrants that each such statement of income and statement of cash flows will fairly present, in all material respects, the results of operations and cash flows of Seller for the period set forth therein, and that each such balance sheet will fairly present, in all material respects, the financial condition of Seller as of the date set forth therein, all in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise noted in the accompanying auditors' report (or, with respect to unaudited financial statements, in the notes thereto). Seller also agrees to furnish to KBK, upon request, such additional financial and business information concerning Seller and its business as KBK may reasonably request, including copies of its Form 941 returns filed with the Internal Revenue Service and evidence of payment of related taxes. KBK and its agents, representatives and accountants shall have the right, at all times during normal business hours and without prior notice to Seller, to conduct an audit or other examination of the financial and business records of Seller and to examine and make copies of all books and records of Seller for the purpose of assuring or verifying compliance by Seller with the terms of this Agreement, and Seller agrees to cooperate fully with KBK and its agents, representatives, and accountants in connection therewith and to timely pay all costs associated with such audits at a rate equal to $650.00 per day, per person, plus out-of-pocket expenses. Seller agrees to properly reflect the effect of this Agreement, and all sales related thereto, in all financial reports and disclosures, written or otherwise, provided to Seller's creditors and other interested parties. Seller specifically agrees that all accounts purchased by KBK will be excluded from Seller's reported accounts receivable balances. Seller also specifically agrees to immediately notify KBK of any material adverse change in Seller's financial condition or business.

11. Taxes. All taxes and governmental charges of any kind imposed with respect to the sale of goods or the rendering of services relating to accounts purchased by KBK hereunder shall be for the account of, and paid by, Seller.

12. Fees. Seller hereby agrees to pay KBK on the execution hereof a one-time origination fee (the "Origination Fee") of Six Thousand and no/100 dollars ($6,000.00). Seller and KBK acknowledge and agree that the Origination Fee is intended as reasonable compensation to KBK for making this facility available under the terms of this Agreement and for no other purpose.

         Seller hereby agrees to pay to KBK a termination fee equal to Two percent (2.0%) of the Facility Amount (the "Termination Fee") and the payment shall be an obligation of Seller secured under Section 7 hereof. This Termination Fee is payable upon termination of this Agreement by Seller for any reason or upon termination by KBK at its election for the reasons set forth in the second sentence of Section 13 below. However, if this Agreement is so terminated after the expiration of one (1) year from the date of KBK's execution hereof, but before the expiration of two (2) years from such date, one-half of the Termination Fee shall be waived. If the Agreement is terminated more than two (2) years after the date of KBK's execution hereof, all of the Termination Fee shall be waived.

13. Termination. This Agreement may be terminated by either party hereto by delivery of written notice of termination of this Agreement to the other party specifying the date of termination, which date shall be at least 30 days after the date such notice is given. KBK may, at its election, terminate this Agreement immediately and without the requirement of notice to Seller if (i) Seller shall fail to perform any of its obligations hereunder or shall breach any of its representations and warranties hereunder, (ii) Seller shall become insolvent or suspend all or a substantial part of its or their business, (iii) a petition under the Bankruptcy Code or any other insolvency or debtor statute shall be filed by or against Seller or any receivership proceedings with respect thereto shall commence, (iv) any guarantee of any of Seller's obligations hereunder shall be terminated or become impaired,
         (v) an event of default occurs under any other agreement now or hereafter executed between Seller and KBK, or (vi) KBK otherwise determines that it is insecure hereunder.

         Termination  of  this  Agreement   shall  not  affect  the  rights  and
         obligations of the parties hereunder with respect to transactions occurring on or prior to the date of such termination, and this Agreement shall continue to govern the rights and obligations of the parties hereto with respect to accounts purchased by KBK from Seller on or prior to the date of such termination. All security interests granted or contemplated by this Agreement shall survive the termination of this Agreement until all amounts payable to KBK with respect to transactions occurring on or prior to the date of termination have been paid to KBK, and Seller has performed all its obligations to KBK with respect to such transactions and all obligations under this Agreement including but not limited to payment of any fees owning hereunder.

14.      Notice of Proposed Refinancing.  Seller hereby agrees that in the event
         (a) Seller receives a written proposal from any third party to provide financing or factoring ("Proposed Refinancing"), (b) the terms of the Proposed Refinancing are acceptable to Seller, and (c) Seller is considering accepting the Proposed Refinancing from the Offeror ("Offeror"), Seller will immediately advise KBK in writing of the identity of the Offeror, the complete terms and conditions of the Proposed Refinancing and provide KBK a full and complete copy of all written correspondence between Seller and Offeror describing the Proposed Refinancing. Seller agrees not to accept the Proposed Refinancing from the Offeror until at least 10 business days after delivery of the foregoing items to KBK.

15. Attorney's Fees, Litigation Expense. Seller agrees to reimburse KBK upon demand for KBK's attorneys' fees, court costs and other fees and expenses incurred in collecting any sums due or to become due to KBK hereunder, enforcing any of KBK's rights under this Agreement and all actions taken by KBK that it deems necessary or desirable under the Bankruptcy Code or should any provisions of Bankruptcy Code be applicable to any rights or obligations of any party to this Agreement, as well as all appearances, motions, and actions to which KBK may be or become a party in any bankruptcy case.

16. Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NONPERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. SELLER AND KBK EACH AGREE THAT TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH PARISH IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. SELLER AND KBK EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. SELLER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

17. Waiver of Jury Trial. SELLER AND KBK EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO ATRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

18. Amendments; Waivers. This Agreement may be amended only in writing signed by the parties hereto. No failure on the part of KBK to exercise, and no delay by KBK in exercising, and no course of dealing by KBK with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder by KBK preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies of KBK hereunder are cumulative and not exclusive of any remedies provided by law.

19. Notices. All notices and other communications provided for herein shall be given or made in writing and telecopied or delivered by courier or mail to the intended recipient at the "Address for Notices" specified opposite its name on the signature page hereto, or at such other address or telecopy number as shall be designated by a party to the other party in the manner specified in this Section. All such notices and other communications shall be deemed to have been duly given when transmitted by telecopier (with receipt thereof confirmed by telecopier) or personally delivered or, in the case of a mailed notice, upon deposit in the United States Postal System postage prepaid and properly addressed, in each case given or addressed as aforesaid.

20. Indemnification. Seller agrees to indemnify, defend, and hold the Indemnified Persons harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys' fees and amounts paid in settlement) owing to any third party to which any Indemnified Person may become subject arising out of or based upon this Agreement as well as any prior relationship of Seller with any Indemnified Person, WHETHER BY ALLEGED OR ACTUAL NEGLIGENCE OF ANY INDEMNIFIED PERSON, except and to the extent caused by the gross negligence or willful misconduct of any Indemnified Person.

21. Waiver and Release. Seller, by its execution of this Agreement, does hereby covenant, warrant and represent that (i) the benefit received and to be received by Seller as a result of this Agreement shall and does constitute sufficient and valuable consideration to Seller for entering into and performing its obligations under this Agreement, (ii) the execution, delivery, and performance by Seller of this Agreement and the consummation of the transaction contemplated thereby are (a) not prohibited by any indenture, contract or agreement, law or corporate or partnership documents, including, but not limited to the Bylaws and Articles of Incorporation or Certificate of Incorporation, as the case may be, if Seller is a corporation, or Seller's partnership agreement, if Seller is a partnership, (b) duly authorized by appropriate action of Seller, and (c) legally valid and binding obligations of Seller and will continue to be such and enforceable against the Seller according to their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally), (iii) that this Agreement will be executed and delivered by properly authorized officer of Seller, (iv) KBK has no obligation to enter into this Agreement except for the considerations herein expressed, and (v) the representations and warranties set forth herein will survive the execution and delivery of this Agreement.

22. Captions; Final Agreement; Counterparts; Successors and Assigns. Captions and headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. This Agreement represents the final agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings, oral or written, related to such subject matter. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This

         Agreement may not be assigned by Seller without the prior written consent of KBK. This Agreement may be assigned by KBK, and any accounts purchased by KBK hereunder, together with all rights and interests related thereto granted to KBK hereunder, may be assigned by KBK, all without notice to or the consent of Seller. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

23. Effectiveness of Agreement. This Agreement shall become effective only upon acceptance by KBK at its offices in Fort Worth, Tarrant County, Texas as evidenced by KBK's signature hereon.

24. True Sales. Seller and KBK acknowledge and agree that the sale of accounts contemplated and covered hereby are fully intended by the parties hereto as true sales governed by the provisions of Article 5069-1H.103 of the Texas Revised Civil Statutes and Section 9.102 of the Texas Business and Commerce Code, as each may be amended from time to time, and, accordingly, legal and equitable title in all of Seller's accounts sold to and purchase by KBK from time to time hereunder will pass to KBK.

IN WITNESS WHEREOF, the parties hereto, heretofore duly authorized, have executed this Agreement as of the date first set forth above.

Address for Notices                     SELLER:

2202 W. LONE CACTUS DRIVE               H.E.R.C. PRODUCTS INCORPORATED
SUITE 15
PHOENIX, ARIZONA   85027
Telecopy No: (602) 233-1107             By: /s/ S. Steven Carl
                                           -------------------------------------
                                        Name: S. Steven Carl
                                        Title: C.E.O.

2202 W. LONE CACTUS DRIVE               H.E.R.C. CONSUMER PRODUCTS, INC.
SUITE 15
PHOENIX, ARIZONA   85027
Telecopy No: (602) 233-1107             By: /s/ S. Steven Carl
                                           -------------------------------------
                                        Name: S. Steven Carl
                                        Title: C.E.O.


Address for Notices:                    KBK FINANCIAL, INC.:
301 COMMERCE STREET
2200 CITY CENTER                        By: /s/ Jeff Kassing
FORT WORTH, TEXAS   76012                  -------------------------------------
Telecopy No: (817) 258-6114             Name: Jeff Kassing
                                        Title: Vice President & General Counsel
                                        Date: October 17, 1997
                                             -----------------------------------

                                   SCHEDULE A
                                       TO
                     ACCOUNT TRANSFER AND PURCHASE AGREEMENT
                            Dated September 22, 1997
                                 By and Between
                              KBK FINANCIAL, INC.
                         H.E.R.C. PRODUCTS INCORPORATED
                                       and
                        H.E.R.C. CONSUMER PRODUCTS, INC.



The addresses of any other locations of Collateral referenced in Section 9:

CCT Corporation                         Innerspace Storage Corporation
5115 Avenida Encinas #A                 1600 N.M-291 Highway
Carlsbad, CA   92008                    Sugar Creek, Mo.


Nutrient Technologies                   Wilbur-Ellis
1092 E. Kamm Avenue                     3 Miles West FM 1925
Dinuba, Ca.  93618                      Edinburg, Tx.  78540


Helena Chemical Company                 Helena Chemical Company
2405 N. 71st Street                     Route 5 Box 522 Highway 275
Tampa, Fl.   33619                      Freemont, Ne.  68025


Helena Chemical Company                 Helena Chemical Company
4555 Highway 90 East                    100 Santa Barbara
Uvalde, Tx.   78801                     Mesquite, NM   88048


Any trade or assumed names referenced in Section 9:

CCT Corporation

                                    ADDENDUM


to Account Transfer and Purchase Agreement between KBK FINANCIAL, INC., a Delaware corporation ("KBK"), H.E.R.C. PRODUCTS INCORPORATED, a Delaware corporation, and H.E.R.C. CONSUMER PRODUCTS, INC., an Arizona corporation (collectively herein referred to as "Seller') dated September 22, 1997 (the "Agreement").

This Addendum modifies and supplements the Agreement as follows:

1. Financial Covenants. Seller agrees to maintain the following financial covenant while this Agreement remains in effect:

         (a) Tangible Net Worth. At the end of each fiscal quarter, its Tangible Net Worth on a pro forma basis (i.e. add back purchased accounts and factored balance) of not less than $750,000.00.

         As used herein,  the term  "Tangible  Net Worth" shall mean,  as of any date, the amount by which Seller's total assets exceeds its total liabilities, plus Subordinated Debt, less any intangible assets (as defined by generally accepted accounting principles, including, without limitation, trademarks, patents, copyrights, goodwill, covenants not to compete and customer lists), less deferred charges. The term "Subordinated Debt" shall mean indebtedness owing by Seller to a creditor other than KBK which has been subordinated and subject in right of payment to the prior payment of all indebtedness and obligations now or hereafter owing by Seller to KBK, such subordination to be evidenced by a written agreement between Seller and the subordinated creditor which is in form and substance satisfactory to KBK.


                                        H.E.R.C. PRODUCTS INCORPORATED

                                        By: /s/ S. Steven Carl
                                           -------------------------------------
                                        Name: S. Steven Carl
                                        Title: C.E.O.


                                        H.E.R.C. CONSUMER PRODUCTS INC.

                                        By: /s/ S. Steven Carl
                                           -------------------------------------
                                        Name: S. Steven Carl
                                        Title: C.E.O.


                                        KBK FINANCIAL, INC.

                                        By: /s/ Jeff Kassing
                                           -------------------------------------
                                        Name: Jeff Kassing
                                        Title: Vice President & General Counsel
                                       8